<COVER>

                       UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549



                          FORM 8-K

      Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    April 1, 1998


                  Union Pacific Corporation
   (Exact Name of Registrant as Specified in its Charter)


              Utah                1-6075            13-2626465
(State or Other Jurisdiction  (Commission        (I.R.S. Employer
            of Incorporation)   File Number)       Identification No.)


     1717 Main Street, Suite 5900, Dallas, Texas       75201
      (Address of Principal Executive Offices)       (Zip Code)


Registrant's telephone number, including area code:    (214) 743-5600


                             N/A
Former Name or Former Address, if Changed Since Last Report

Item 5.   Other Events.

     Attached as an Exhibit is the Press Release issued by Union Pacific Corporation (the "Company") on April 1, 1998, which is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

       (c)     Exhibits.

               99 Press Release dated April 1, 1998 regarding the Company's completion of the private placement of $1.5 billion of 6-1/4% preferred securities of a statutory business trust sponsored by the Corporation, which securities are convertible into common stock of the Company at a conversion price of $68.90, to provide the Company financial flexibility in funding its capital improvement programs and restoring quality service to its customers.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Union Pacific Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 1998


                              UNION PACIFIC CORPORATION


                              By: /s/ Carl W. von Bernuth
                                  -----------------------
                                   Carl W. von Bernuth
                                   Senior Vice President, General
                                   Counsel and Secretary

<EXHIBIT INDEX>

                        EXHIBIT INDEX

     Exhibit   Description

     99 Press Release dated April 1, 1998 regarding the Company's completion of the private placement of $1.5 billion of 6-1/4% preferred securities of a statutory business trust sponsored by the Corporation, which securities are convertible into common stock of the Company at a conversion price of $68.90, to provide the Company financial flexibility in funding its capital improvement programs and restoring quality service to its customers.